UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    August 22, 2005
                                                    ----------------------------

                               JUNO LIGHTING, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                  0-11631                36-2852993
------------------------------  -------------------  ---------------------------
(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)              File Number)         Identification Number)

      1300 S. Wolf Road P.O. Box 5065, Des Plaines Illinois        60017-5065
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            (Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number, including area code             (847) 827-9880
                                                   -----------------------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement
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The Severance Pay Plan for Designated Employees

         As previously reported in a Current Report on Form 8-K filed on July 1, 2005, Juno Lighting, Inc. ("Juno") entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of June 29, 2005 with Square D Company, a Delaware corporation ("Square D"), Hera Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), and solely for the purposes of Article IV and Section 9.12 of the Merger Agreement, Schneider Electric SA. The Merger Agreement contemplates that, subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into Juno, with Juno continuing after the merger as the surviving corporation and a wholly owned subsidiary of Square D (the "Merger"). The Merger Agreement, and related annexes, were filed with the Securities and Exchange Commission as
Exhibit 2.1 to the Current Report on Form 8-K filed on July 1, 2005.

         Concurrent with approving the Merger Agreement, the Board also approved and adopted the Severance Pay Plan for Designated Employees (the "Severance Plan") on June 29, 2005. The Severance Plan generally provides that if a participant's employment is terminated (other than for cause or by the participant for good reason, as those terms are defined in the Severance Plan) during the two-year period after completion of the Merger, such participant will be entitled to severance payments and other benefits composed of the following:
(i) two times the sum of the participant's annual base salary and annual incentive bonus under Juno's applicable annual incentive compensation plan for the year immediately preceding the year in which the severance occurs (but not less than the amount paid pursuant to the terms of that plan in effect immediately prior to the Merger), (ii) the participant's target annual incentive bonus pursuant to Juno's applicable annual incentive compensation plan that would have otherwise been payable for the year in which the severance occurred, prorated, if applicable, to reflect a partial year of employment, (iii) group health insurance premiums for up to two years if the participant has timely elected COBRA coverage, (iv) life insurance coverage for two years and (v) up to $15,000 in outplacement services. To be eligible for payments and benefits under the Severance Plan, participants must execute a waiver and release of claims satisfactory to Juno. All payments under the Severance Plan will be made, less applicable withholding and less any amounts paid to the participant pursuant to the Worker Adjustment and Retraining Notification Act (and any similar statute or regulation), generally within 45 days after the participant's termination of employment. The following executive officers are participants in the Severance
Plan: Mr. Bilbrough, Mr. Bordfeld, Mr. Bilek, Mr. Fromm and Mr. Huber. Five other employees are also participants under the Severance Plan.

         The foregoing description of the Severance Plan supercedes the description of the Severance Plan as stated in the Current Report on Form 8-K, filed July 1, 2005, the Quarterly Report on Form 10-Q for the period ending May 31, 2005, filed July, 14, 2005, and in the definitive merger proxy statement on
Schedule 14A, filed August 2, 2005. However, the foregoing description of the Severance Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Severance Plan filed as Exhibit 10.3 to this Current Report, which is incorporated herein by reference.

Additional Information and Where to Find It
This filing may be deemed to be solicitation material in respect of the proposed Merger described in this current report. Juno has filed a proxy statement and other relevant documents related to the proposed Merger with the Securities and Exchange Commission ("SEC"), and the proxy statement has been mailed to the stockholders of Juno. JUNO STOCKHOLDERS ARE URGED TO READ JUNO'S PROXY STATEMENT AND OTHER RELEVANT MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain the documents free of charge at the SEC's web site, www.sec.gov, and Juno stockholders and investors may obtain free copies of the documents filed with the SEC by Juno from its corporate website at www.junolighting.com or by directing a request by mail or telephone to Juno Lighting, Inc., 1300 S. Wolf Road, PO Box 5065, Des Plaines, IL 60017-5065,
Attention: Chief Financial Officer, Telephone: 847-827-9880.

Participants in Solicitation
Juno and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be "participants" in the solicitation of proxies from stockholders of Juno in connection with the proposed Merger. Information regarding the interests of such "participants" is set forth in Juno's proxy statement regarding the Merger.

Forward-Looking Statements
Statements about the expected timing, completion and effects of the proposed Merger and all other statements in this current report other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Juno may not be able to complete the proposed Merger on the terms described above or other acceptable terms or at all. Potential risks and uncertainties regarding the acquisition include, among others, the conditions to the closing of the proposed Merger, the possibility that the transaction will not close or that the closing may be delayed and the effect of the announcement of the proposed Merger on Juno's customer relationships, operating results and business generally, including the ability to retain key employees. Certain of these factors, and other factors that may affect the business or financial results of Juno are described in Juno's filings with the SEC, including Juno's annual report on Form 10-K for the fiscal year ended November 30, 2004.

Item 9.01        Financial Statements and Exhibits.
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                 The following exhibit is being furnished as
part of this Form 8-K:

Exhibit Number   Description
--------------   -----------

Exhibit 10.3 2005 Severance Pay Plan for Designated Employees, dated June 29, 2005, amended August 22, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




DATE  August 22, 2005                   BY: /s/ George J. Bilek
      ---------------                       ------------------------------------
                                            George J. Bilek
                                            Title:  Executive Vice President
                                                    and Chief Financial Officer

                                  EXHIBIT INDEX

   Exhibit No.         Description
   ----------          -----------

     10.3 2005 Severance Pay Plan for Designated Employees, dated June 29, 2005, amended August 22, 2005.